UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 4, 2012

QLT Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

887 Great Northern Way, Suite 101, Vancouver, B.C.

Canada, V5T 4 T5

(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 707-7000

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following provides a summary of votes cast for the proposals on which the shareholders of the Company voted at the annual meeting of shareholders held on June 4, 2012 (the “Annual Meeting”).

Proposal 1. Seven nominees for director, including six persons nominated at the Annual Meeting by a dissident shareholder, as well as one nominee who had been nominated by both the dissident shareholder and the Company, were elected to serve terms of one year until the next annual meeting of shareholders and the election of their successors.

The results for Proposal 1 were as follows:

Opposition Nominees	For	Withheld
Jason M. Aryeh	22,441,958	—
John Kozarich	22,441,958	—
John C. Thomas Jr.	22,441,958	—
Stephen Sabba	22,441,958	—
Geoffrey F. Cox	22,441,958	—
Jeffrey Meckler	22,441,958	—
Kathryn E. Falberg	38,084,239	1,185,358

Board of Director Nominees	For	Withheld
Robert L. Butchofsky	15,893,944	933,965
Bruce L.A. Carter	15,173,260	1,654,379
C. Boyd Clarke	15,895,637	932,002
Ian J. Massey	15,175,090	1,652,549
George M. Milne Jr.	15,818,895	1,008,744
Joseph L. Turner	15,896,069	931,570
Kathryn E. Falberg	38,084,239	1,185,358

Proposal 2. The shareholders also approved, by a show of hands, the proposal to appoint Deloitte & Touche LLP as the Company’s independent auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors.

Proposal 3. The shareholders voted against a resolution approving, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s proxy statement with respect to the Annual Meeting, as follows:

For	Against	Withheld	Non-Votes
15,496,170	21,328,839	2,444,588	3,014,880

Proposal 4. The shareholders voted against the amended and restated QLT 2000 Incentive Stock Plan, as follows:

For	Against	Withheld	Non-Votes
13,150,010	22,565,748	3,174,992	3,393,727

Item 8.01. Other Events.

Background information with respect to the six new directors of the Company is set forth below:

Jason M. Aryeh. Jason M. Aryeh is the founder and managing general partner of JALAA Equities, LP, a private hedge fund focused on the biotechnology and specialty pharmaceutical sector, and has served in such capacity since 1997. Mr. Aryeh also serves on the board of directors of public biotech companies, Ligand Pharmaceuticals, Nabi Biopharmaceuticals and Myrexis, Inc. as well as CorMatrix Cardiovascular, a commercial stage medical device company, and the Cystic Fibrosis Foundation’s Therapeutics Board (CFFT). Mr. Aryeh earned an B.A. in economics, with honors, from Colgate University, and is a member of the Omnicron Delta Epsilon Honor Society in economics.

Stephen Sabba, MD. Dr. Sabba has been a leading Research Analyst and Bio Fund Manager for Knott Partners Management, an investment fund company, since November, 2006. Dr. Sabba has served as a member of Ligand Pharmaceuticals’ board of directors since August 2008. Previously he was a Partner and Director of Research with Kilkenny Capital Management, a Chicago-based hedge fund. Prior to that, Dr. Sabba was Director of Research at Sturza’s Medical Research, and previously was a gastroenterologist and internist in private practice at Phelps Memorial Hospital in North Tarrytown, New York. He received his medical degree from the New York University School of Medicine, and completed a residency in internal medicine and a fellowship in gastroenterology at the Veterans Administration Medical Center in New York City. He earned a Bachelor of Science degree with honors at Cornell University.

Jeffrey Meckler. Jeffrey Meckler is Managing Director of The Andra Group, a consulting firm that assists clients with strategic business development. In 2011, Mr. Meckler was the interim-CEO of Cypress Bioscience and led the company’s strategic options review. From 2007 to 2009, Mr. Meckler was an investment analyst with Ridgeback Capital Management. From 1990 to 2007, Mr. Meckler held a series of positions at Pfizer Inc. in Manufacturing Systems, Market Research, Business Development, Strategic Planning and Corporate Finance. Mr. Meckler received his B.S. in Industrial Management and M.S. in Industrial Administration from Carnegie Mellon University. In addition, Mr. Meckler received a J.D. from Fordham University.

John Kozarich, Ph.D. Dr. Kozarich is Chairman, President and a Director of ActivX Biosciences, as well as the Chairman of Ligand Pharmaceuticals. From 1992 to 2001, Dr. Kozarich was vice president at Merck Research Laboratories, where he was responsible for a number of research programs. Dr. Kozarich is also a biotechnology professor at the Scripps Research Institute, and previously held faculty positions at the University of Maryland and Yale University School of Medicine. Dr. Kozarich earned his BS in chemistry from Boston College, his PhD in biological chemistry from the Massachusetts Institute of Technology, and was an NIH Postdoctoral Fellow at Harvard.

Geoffrey F. Cox, Ph.D. Dr. Cox is a Partner with Red Sky Partners LLC. He has been a director of Nabi Biopharmaceuticals since 2000 and has served as non-executive Chairman of the Board of Directors of Nabi Biopharmaceuticals since February 2007 and as a Director of Gallus Biopharmaceuticals LLC since July 2011. Dr. Cox served as Chairman of the Board, President and Chief Executive Officer of GTC Biotherapeutics, Inc., a biopharmaceutical company, from 2001 to 2010. From 1997 to 2001, he was Chairman of the Board and Chief Executive Officer of Aronex Pharmaceuticals, Inc., a biotechnology company. From 1984 to 1997, he was employed by Genzyme Corporation, a biotechnology company, last serving as its Executive Vice President, Operations. Dr. Cox is the immediate past Chairman of the Board of the Massachusetts Biotechnology Council (MassBio) and served for a number of years on the Board of the Biotechnology Industries Association (BIO), together with the Health Governing Sections and Emerging Companies Sections of BIO. Dr. Cox received a BS in biochemistry from the University of Birmingham, United Kingdom, and a Ph.D. in biochemistry from the University of East Anglia, United Kingdom.

John C. Thomas, Jr., CPA. John Thomas has served as chief financial officer and secretary of CorMatrix Cardiovascular, Inc. since its inception in 2001, and as chief financial officer of Motion Reality, Inc., a motion capture and simulation company, since 1991. Mr. Thomas previously served as acting chief financial officer for DemeRx, Inc. from March 2010 through December 2011, as chief financial officer for MRI Interventions, Inc. (formerly Surgivision, Inc.), a medical device company, from 1998 through 2010, as chief financial officer for MiMedx Group, Inc., a publicly traded biomedical products company, from 2007 through 2008 and as chief financial officer for Dara BioSciences, a publicly traded pharmaceutical company, from 2003 through 2009. Mr. Thomas has also served as chief financial officer of several other companies including GMP Companies, Inc., EntreMed, Inc., Medicis Pharmaceutical Corporation, Biopool International, Inc. and CytRx Corporation. Mr. Thomas has been a director of Dara BioSciences since 2012. Mr. Thomas is a Certified Public Accountant and a trustee and chairman of the Finance Committee of The Walker School, a private Pre-K through 12 grade school. He graduated from the University of Virginia, McIntyre School of Commerce with a business degree, concentration in accounting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QLT INC.

By:	/s/ Cameron Nelson
Name:	Cameron Nelson
Title:	Senior Vice President, Finance and Chief Financial Officer

Date: June 7, 2012